UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 17, 2017

InfraREIT, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-36822	75-2952822
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1807 Ross Avenue, 4th Floor Dallas, Texas 75201	c/o InfraREIT, Inc. 1900 North Akard Street Dallas, Texas 75201
(Address of Principal Executive Offices, Including Zip Code)	(Mailing Address, Including Zip Code)

Registrant’s telephone number, including area code: (214) 855-6700

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.07.	Submission of Matters to a Vote of Security Holders

On May 17, 2017, InfraREIT, Inc. (the “Company”) held its 2017 Annual Meeting of Stockholders. The following proposals were adopted by the margins indicated:

1. The election of three Class II directors to serve for a three year term and until their respective successors are duly elected and qualify:

Director Name	For	Withheld	Broker Non-Votes
	(number of shares)
Hunter L. Hunt	26,805,306	8,848,412	1,714,738
Harvey Rosenblum	27,410,117	8,243,601	1,714,738
Ellen C. Wolf	27,480,713	8,173,005	1,714,738

2. The ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017.

Number of Shares
For	37,351,675
Against	12,284
Abstain	4,497

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

InfraREIT, Inc.

Date: May 18, 2017	By:	/s/ Gregory S. Imhoff
Gregory S. Imhoff
Vice President, General Tax Counsel and Corporate Secretary

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